Vanguard Explorer Value™ Fund
Summary Prospectus

December 29, 2011

Investor Shares

Vanguard Explorer Value Fund Investor Shares (VEVFX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
December 28, 2011, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide long-term capital appreciation.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold
Investor Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the
Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.50%
12b-1 Distribution Fee	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	0.61%

Example

The following example is intended to help you compare the cost of investing in the
Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41%.

Primary Investment Strategies
The Fund invests mainly in the stocks of small and medium-size U.S. companies, choosing stocks considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and are trading at prices that the advisor feels are below-average in relation to such measures as cash flow and book value. These stocks may have above-average dividend yields. The Fund uses multiple investment advisors.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from small- and mid-
capitalization value stocks will trail returns from the overall stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

2

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The Fund has not been in operation long enough to report a full calendar-year return.
Performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Investment Advisors
Cardinal Capital Management, L.L.C.

Frontier Capital Management Co., LLC

Sterling Capital Management LLC

Portfolio Managers

Amy K. Minella, Partner and Portfolio Manager of Cardinal Capital. She has co-managed a portion of the Fund since its inception in 2010.

Eugene Fox III, Partner and Portfolio Manager of Cardinal Capital. He has co-managed a portion of the Fund since its inception in 2010.

Robert B. Kirkpatrick, CFA, Partner and Portfolio Manager of Cardinal Capital. He has
co-managed a portion of the Fund since its inception in 2010.

Thomas W. Duncan, Jr., Senior Vice President and Portfolio Manager of Frontier
Capital. He has co-managed a portion of the Fund since its inception in 2010.

William A. Teichner, CFA, Senior Vice President and Portfolio Manager of Frontier
Capital. He has co-managed a portion of the Fund since its inception in 2010.

Eduardo A. Brea, CFA, Managing Director and Portfolio Manager of Sterling Capital.
He has co-managed a portion of the Fund since its inception in 2010.

Brian R. Walton, CFA, Managing Director and Portfolio Manager of Sterling Capital. He
has co-managed a portion of the Fund since its inception in 2010.

3

Purchase and Sale of Fund Shares
The Fund is only available for purchase by retail investors who invest directly with
Vanguard, including Voyager, Voyager Select, and Flagship clients. The Fund is not available to institutional investors, including retirement plans, Section 529 plans, and financial intermediaries, such as a bank, broker, or investment advisor. Eligible investors may purchase or redeem shares online through our website (vanguard.com), by mail (The
Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone
(800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$3,000
To add to an existing account	Generally $100 (other than by Automatic Investment
Plan, which has no established minimum)

Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries
The Fund and its investment advisors do not pay financial intermediaries for sales of
Fund shares.

4

This page intentionally left blank.

This page intentionally left blank.

Vanguard Explorer Value Fund Investor Shares—Fund Number 1690

CFA® is a trademark owned by CFA Institute.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SP 1690 122011